UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: December 22, 2003
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



               Nevada                     0-17371              88-0182808
    (State or other jurisdiction       (Commission         (I.R.S. Employer
  of incorporation or organization)   File Number)      Identification Number)



                           5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
          (Address of principal executive offices, including zip code)



                                 (405) 840-9894
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

     On December 22, 2003, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

     (c)  Exhibits

     Exhibit Number     Description
     --------------     -----------

         99.1           Press release of Quest Resource Corporation issued
                        December 22, 2003


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     QUEST RESOURCE CORPORATION



                                     By: _______________________________
                                         Douglas L. Lamb
                                         President

     Date:  December 22, 2003


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